NEWBUILDINGS	6 Months Ended
Jun. 30, 2021
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGSAs part of the Vessel Acquisitions we acquired three newbuildings through acquisition of shares of three special purpose companies ("SPCs") with shipbuilding contracts (Golden Spray, Golden Fast and Golden Furious). Total consideration transferred for the shares in the SPCs amounted to $44.2 million, representing the purchase price, less remaining capital expenditure commitments. The original purchase price as per purchase agreement amounted to $114.5 million. Consideration of $44.2 million included $0.6 million working capital payment which was recorded as ‘Other assets’. Final payments to the shipyards for all three newbuildings net of liquidated damages amounted to $68.4 million. In order to make a final settlement with the shipyards, we made a cash draw down on $413.6 million Sterna facility of $63.0 million which equaled to 55% of the original purchase price for the three newbuildings. In total, liquidated damages for late delivery of newbuildings of $2.2 million received from the shipyards were reimbursed to Hemen. In addition, we paid $2.1 million for newbuilding technical supervision costs and other costs. Total newbuilding balance of $116.4 million was transferred to Vessel and Equipment upon delivery of newbuildings in the period. There is no remaining newbuildings balance as of June 30, 2021.